 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VERTICAL COMPUTER SYSTEMS, INC.
(Name of the Registrant as Specified In Its Charter)

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VERTICAL COMPUTER SYSTESMS, INC.

101 W. Renner Road, Suite 300

Richardson, TX 75082

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Stockholders of Vertical Computer Systems, Inc.:

The annual meeting (the “Annual Meeting”) of shareholders of Vertical Computer Systems, Inc., a Delaware corporation (“VCSY” and the “Company”) will be held at the Company’s office building, located at 101 W. Renner Road, Richardson, Texas, 75082, on the 25th day, February 25, 2015, at 11:00 a.m., Central Standard Time. The meeting will be convened for the following purposes:

(1)	To elect two director nominees described in the Proxy Statement to serve until the next Annual

Meeting of Shareholders and the election and qualification of their successors;

(2)	To consider and act upon a proposal to amend the Certificate of Incorporation to increase the authorized shares of common stock to 2,000,000,000,000 as contemplated by the Certificate of Amendment attached hereto as Appendix I.

(3)	To consider an advisory vote on executive compensation;

(4)	To consider an advisory vote on the frequency of future advisory votes on executive compensation;

(5)	To ratify the selection of Malone Bailey, LLP as our independent registered public accountant for the year ended December 31, 2014; and

(6)	To transact such other business as may properly come before the Annual Meeting and at any adjournments thereof.

Only holders of record of the Company’s Common Stock and the Company’s Series A 4% Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) at the close of business on January 5, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Even if you now expect to attend the Annual Meeting, you are requested to mark, sign, date, and return the accompanying proxy card by fax or by mail. If you attend the Annual Meeting, you may vote in person, whether or not you have sent in your proxy. A proxy may be revoked at any time prior to the voting thereof.

By Order of the Board of Directors

/s/ William Mills
William Mills, Corporate Secretary,
Richardson, Texas
January 15, 2015

This Notice of Annual Meeting and the attached Proxy Statement dated January 15, 2015 should be read in combination with the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2013. Collectively, these documents contain all of the information and disclosures required in connection with the Annual Meeting of Shareholders. Copies of all these materials can be found at www.vcsy.com/investor/index.php.

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VERTICAL COMPUTER SYSTEMS, INC.

101 W. Renner Road, Suite 300

Richardson, TX 75082

PROXY STATEMENT January __, 2015

This Proxy Statement is furnished to the shareholders of Vertical Computer Systems, Inc., a Delaware corporation (the “Company” or “VCSY”) in connection with the solicitation on behalf of the Board of Directors (the “Board”) of proxies for use at the annual meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices, located at 101 W. Renner Road, Richardson, TX 75082, on Wednesday, February 25, 2015 at 11:00 a.m., Central Standard Time, and at any adjournments thereof.

This Proxy Statement and the enclosed form of proxy, together with a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (“Annual Report”) are first being made available to shareholders on or about January 25, 2015, and the cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by personal interview, telephone, facsimile and electronic means. Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

QUESTIONS AND ANSWERS ABOUT THE PROXY

MATERIALS AND OUR ANNUAL MEETING

Q:     What is the purpose of the Annual Meeting?

A:     This is the Annual Meeting of Shareholders held pursuant to our Bylaws and the Delaware General Corporation Law. The Annual Meeting is being held to permit our shareholders to consider and vote upon:

(1)	the election of two directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected;

(2)	the approval of an amendment to our Certificate of Incorporation to effect an increased in the authorized shares common stock of the Company from 1,000,000,000 to 2,000,000,000;

(3)	an advisory vote on executive compensation;

(4)	an advisory vote on the frequency of future advisory votes on executive compensation; and

(5)	the ratification of the selection of Malone Bailey, LLP as our independent registered public accountant for the fiscal year ended December 31, 2014.

(6)	to transact such other business as may properly come before the Annual Meeting and at any adjournments thereof.

 Q:     What is the Board’s Recommendation regarding these proposals?

A:     The Board’s recommendations are set forth together with a description of the proposals in this Proxy

Statement. In summary, the Board recommends that you vote:

•	FOR the election of the director nominees named in this Proxy Statement to serve on our Board as described under “Election of Directors;”

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•	FOR the approval of the Certificate of Amendment to increase the authorized shares of common stock to 2,000,000,000 (see Proposal No. 2);

•	FOR the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this Proxy Statement (Proposal No. 3);

•	FOR the approval, on an advisory basis, that future advisory votes on executive compensation occur every three years (Proposal No. 4); and

•	FOR the ratification of the selection of Malone Bailey, LLP as our independent registered public accountant for the year ended December 31, 2014 (see Proposal No. 5).

Q:     Who is entitled to vote at the Annual Meeting?

A:     Only holders of record of shares of Common Stock and holders of record of shares of Series A Preferred Stock as of the close of business (5:00 p.m., Eastern Standard Time) on January 5, 2015, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting. As of January 15, 2015, there were 999,735,151 shares of Common Stock issued and outstanding and 48,500 shares of Series A Preferred stock issued and outstanding and convertible into 24,250,000 shares of Common Stock, for a total of 1,023,985,151Common Stock equivalents available to vote.

Q:     What shares can I vote?

A:     You may vote all shares of VCSY’s Common Stock and all shares of VCSY’s Series A Preferred Stock owned by you as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held on the Record Date. Each share of Series A Preferred Stock will be entitled to vote on an as-converted basis at the conversion rate of 500 shares of Common Stock. A list of record shareholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 101 W. Renner Road, Richardson, Texas 75082, for a period of at least 10 days prior to the Annual Meeting.

Q:     How can I vote my shares?

A:     You can vote your shares using one of the following methods:

•	Vote through the Internet at www.proxyvote.com using the instructions included in the proxy card or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Standard Time, on February 24, 2015.

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

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Q:     How will my shares be voted if I return a blank proxy card?

A:     If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

•	FOR the election of the director nominees named in this Proxy Statement to serve on our Board as described under “Election of Directors;”

•	FOR the approval of the Certificate of Amendment to increase the authorized shares of common stock to 2,000,000,000 (see Proposal No. 2);

•	FOR the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this Proxy Statement (Proposal No. 3);

•	FOR the approval, on an advisory basis, that future advisory votes on executive compensation occur every three years (Proposal No. 4); and

•	FOR the ratification of the selection of Malone Bailey, LLP as our independent registered public accountant for the year ended December 31, 2014 (see Proposal No. 5).

Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the 5 proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Richard Wade, Chief Executive Officer and William Mills, Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:     Who will count the votes?

A:     A representative of the Company will be appointed at the Annual Meeting to tabulate the votes and act as

Inspector of Elections.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting. In addition, a report of the final votes will be made available on our corporate website at www.VCSY.com.

Q:     Who will bear the cost of soliciting votes for the Annual Meeting?

A:     The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q:     May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:     Yes. If you wish to propose a matter for consideration at the next Annual Meeting of Shareholders or if you wish to nominate a person for election as a director of the Company. The Company has made a limited exception for this Annual Meeting to allow and consider shareholder proposals to be submitted by February 15, 2015 in accordance with the Company’s Amended and Restated By-Laws. See the information set forth in “Shareholder Proposals” below.

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Q:     What do I need for admission to the Annual Meeting?

A:     You are entitled to attend the Annual Meeting only if you are a shareholder of record or a beneficial owner as of the Record Date, or you hold a valid proxy for the Annual Meeting from a shareholder of record. You should be prepared to present photo identification for admittance. If you are the shareholder of record, your name will be verified against the list of shareholders of record prior to your being admitted to the Annual Meeting. If you hold your shares in street name, you must provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned VCSY stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any director, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Annual Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified. Once a share is represented for any purpose at the Annual Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of shareholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business (5:00 p.m. Eastern Standard Time) on January 5, 2015 as the “Record Date” to determine those shares eligible to vote at the Annual Meeting. Only persons holding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”) or Series A Convertible Preferred Stock (“Series A Preferred Stock”) as of January 5, 2015, are entitled to vote at the meeting. On December 14, 2014, there were 999,735,151 shares of Common Stock issued and outstanding and 48,500 shares of Series A Preferred Stock issued and outstanding. At the Annual Meeting, each share of Common Stock of the Company is entitled to one vote per share. Each share of Series A Preferred Stock when voted as a class is entitled to 500 votes per share and when voted with the Common Stock, on an as-converted basis, votes at the conversion rate of 500 shares of Common Stock. Voting on an as-converted basis with the Common Stock, the holders of the Series A Preferred Stock as a class hold the equivalent of 24,250,000 shares of Common Stock, out of a total of 1,023,985,151 common share equivalents available to vote. The Company would not be authorized to issue shares of Common Stock upon any conversion of the Series A Preferred Stock (or any other series of Preferred Stock convertible into common stock).

Description of Securities

Common Stock. The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $0.00001 per share, of which 998,985,151 and 997,935,151 were issued and outstanding at December 31, 2013 and 2012, respectively. Each share of our common stock entitles the holder to one vote on each matter submitted to a vote of our stockholders, including the election of directors. There is no cumulative voting and there are no redemption or sinking fund provisions related to the common stock. Stockholders of our common stock have no preemptive, conversion or other subscription rights.

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Series A Cumulative Convertible Preferred Stock. We have authorized the issuance of 250,000 shares of Series A 4% Cumulative Convertible Preferred Stock (“Series A Preferred Stock”), of which there are 48,500 shares outstanding at December 31, 2013 and 2012. Holders of these shares of Series A Preferred Stock were entitled to vote on an as-converted basis with the holders of common stock, except that the holders are entitled to vote as a separate class on any matters affecting the Series A Preferred Stock stockholders, on the sale of the business, the increase in the number of directors, the payment of a dividend on any junior stock, and the issuance of any stock that is on parity or senior to the Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to 500 votes per share. Dividends accrue at an annual rate of 4% of the liquidation preference and are payable quarterly subject to the board’s discretion. Each share of Series A Preferred Stock is convertible into 500 shares of common stock of the Company. In the event of liquidation, each share of Series A Preferred Stock will be entitled to a preference of $200, plus accrued but unpaid dividends, prior to the holders of any junior class of stock.

Series B 10% Cumulative Convertible Preferred Stock. We have authorized the issuance of 375,000 shares of Series B 10% Cumulative Convertible Redeemable Preferred Stock (“Series B Preferred Stock”), of which there were 7,200 shares outstanding at December 31, 2013 and December 31, 2012. Holders of Series B Preferred Stock are not entitled to vote on matters presented to the stockholders, except as otherwise required by law. Cash or stock dividends accrue cumulatively at an annual rate of 10% per annum on March 15 and September 15 of each year and are payable subject to the board’s discretion. Each share of Series B Preferred Stock is convertible into 3.788 shares of common stock of the Company. The shares of Series B Preferred Stock are redeemable at a rate of $6.25 per share, or $45,000 if all outstanding shares are redeemed. In the event of liquidation, each share will be entitled to a preference of all dividends accrued and unpaid on each share up to the date fixed for distribution to any holders of any class of common stock.

Series C 4% Cumulative Convertible Preferred Stock. We have authorized the issuance of 200,000 shares of Series C 4% Cumulative Convertible Preferred Stock (“Series C Preferred Stock”), of which there were 50,000 shares outstanding at December 31, 2013 and December 31, 2012. Holders of Series C Preferred Stock are not entitled to vote on matters presented to the stockholders, except as otherwise required by law. Cash dividends accrue at an annual rate of 4% of the liquidation preference and are payable quarterly subject to the board’s discretion. Each share of Series C Preferred Stock is convertible into 400 shares of common stock of the Company; however, of the 50,000 shares of the Company’s Series “C” Cumulative Convertible Preferred Stock that are outstanding, the holder of 37,500 shares waived the conversion rights associated with these shares pursuant to an agreement in 2010. In the event of liquidation, each share will be entitled to a preference of all dividends accrued and unpaid on each share up to the date fixed for distribution to any holder of any class of common stock. In the event of liquidation, each share of Series C Preferred Stock will be entitled to a preference of $100, plus accrued but unpaid dividends, prior to the holders of any junior class of stock.

Series D 15% Cumulative Convertible Preferred Stock. We have authorized the issuance of 300,000 shares of Series D 15% Cumulative Convertible Redeemable Preferred Stock (“Series D Preferred Stock”), of which there were 25,000 shares outstanding at December 31, 2013 and December 31, 2012. Holders of these shares are not entitled to vote on matters presented to the stockholders, except as otherwise required by law. Cash dividends accrue cumulatively at an annual rate of 15% per annum on March 15 and September 15 of each year and are payable subject to the board’s discretion. Any aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividend shall be paid or set apart for payment of any class of common stock. Each share of Series D Preferred Stock is convertible into 3.788 shares of common stock of the Company. The shares of Series D Preferred Stock are redeemable at a rate of $6.25 per share, or $156,250 if all outstanding shares are redeemed. In the event of liquidation, each share will be entitled to a preference of all dividends accrued and unpaid on each share up to the date fixed for distribution to any holders of any class of common stock.

Assuming the presence of a quorum, the affirmative vote of (1) a plurality of the votes cast at the Annual Meeting (in person or by proxy) is required for the election of directors (cumulative voting is not allowed), (2) holders of a majority of the Common Stock present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the proposals regarding the Certificate of Amendment in order to increase the authorized shares of Common Stock, as well as the ratification of the selection of Malone Bailey, LLP as our independent registered public accounting firm.

The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the shares, present in person or represented by proxy, and entitled to vote at the Annual Meeting. The advisory vote on executive compensation is a non-binding advisory vote; however, the Board of Directors intends to consider the outcome of the vote when considering future executive compensation decisions. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

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The advisory vote on the frequency of the advisory vote on executive compensation will be decided by the alternative receiving the affirmative vote of the highest number of shares, present in person or represented by proxy, and entitled to vote at the Annual Meeting. Because the advisory vote on the frequency of the advisory vote on executive compensation is a non-binding advisory vote, the Board may decide that it is in the best interests of shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

Effect of Abstentions and Broker Non-Votes

Because the election of directors is determined on the basis of a plurality of the votes cast, abstentions have no effect on the election of directors. However, because the approval of a majority of shares present and entitled to vote is required to approve the adoption of the amendments to our Certificate of Incorporation and the ratification of the selection of our independent registered public accounting firm, abstentions have the same effect as a vote against these proposals.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

•	Vote through the Internet at www.proxyvote.com using the instructions included in the proxy card or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Standard Time, on February 24, 2015.

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

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You May Revoke or Change Your Vote

You may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person at the Annual Meeting in a manner inconsistent with a proxy previously filed on the shareholder’s behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation and the Amended and Restated By-Laws, dated January 13, 2015, provide that the Board shall consist of a minimum of one and a maximum of six directors. The amount of directors is fixed by the Board. The Board currently consists of two members: Messrs. Richard S. Wade and William K. Mills.

The Board has fixed the number of directors to be elected at the Annual Meeting at two. Each director elected at the Annual Meeting will hold office for a one-year term until the next Annual Meeting of Shareholders or until his successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

Nominee Biographies

Richard S. Wade, President, Chief Executive Officer (Principal Executive Officer and Principal Accounting Officer) and Director of VCSY, Chairman and Director of NOW Solutions

Age: 71

Director since 1999

Richard S. Wade is President, CEO and Chairman of the Board of the Company and has been a director since October 1999. Before coming to Externet World, Inc. in mid-1999, and then transitioning to what is now the Company in late 1999, Mr. Wade held a number of executive positions with companies in the Pacific Rim from 1983 through early 1999, including the position of Chief Operating Officer of Struthers Industries, Inc., a public company in the business of wireless applications. Prior to these executive positions, Mr. Wade spent over 10 years with Duty Free Shoppers, Inc., culminating in his attaining the positions of president of their Mid-Pacific Division and then president of their U.S. Division. Prior to that, Mr. Wade was a CPA and staff auditor with Peat, Marwick & Mitchell. Over the course of his career, Mr. Wade has accumulated experience in retail operations, distribution, international operations, and financial matters. The breadth of Mr. Wade’s managerial and operational experience led the Board of Directors to believe this individual is qualified to serve as a director of the Company. Mr. Wade earned his Bachelor of Science in Accounting at Brigham Young University, a Master of Science in Business Policy from Columbia University Business School and received a certificate of recognition from the government of Guam.

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William K. Mills, Secretary and Director of VCSY

Age: 56

Director since 2000

William K. Mills has been a director since December 2000. Mr. Mills is a founding partner of Parker Mills, LLP (“Parker Mills”) where he specializes in complex commercial business representations, including transactional and litigation matters, such as legal malpractice, intellectual property and general corporate and governmental representations since 1995. Between 1991 and 1994, Mr. Mills was a senior attorney and partner with Lewis, D’Amato, Brisbois & Bisgaard, prior to which he was a senior attorney with Radcliff & West from 1989 to 1991, senior associate with Buchalter, Nemer Fields & Younger from 1987 to 1991 and an attorney with Daniels, Baratta & Fine from 1982 to 1987. Mr. Mills holds a J.D. from UCLA Law School and an A.B. in American Government from Harvard College. Active in professional and community organizations, Mr. Mills has served as General Counsel to the California Association of Black Lawyers, a member of the Los Angeles County Bar Judicial Appointments Committee, and a Board Member of the John M. Langston Bar Association. Mr. Mills has also served on the boards of the Didi Hirsch Mental Health Foundation, the United Way’s Los Angeles Metropolitan Region Board, the Los Angeles City Ethics Commission, and the Los Angeles County Judicial Procedures Commission. The breadth of Mr. Mills’ professional and legal experience led the Board of Directors to believe this individual is qualified to serve as a director of the Company.

Director Qualifications

In nominating individuals to become members of the Company’s Board of Directors, the current Board strives to achieve participation that represents a diverse mix of skills, qualifications, experience, perspectives, talents, backgrounds and education that will assist the Board of Directors in fulfilling its responsibilities, oversee management’s execution of strategic objectives, and represent the interests of all of the Company’s shareholders.

As of the date of this Proxy Statement, our Common Stock is not listed on any exchange and we are not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of the Board of Directors be independent. While we are not currently subject to corporate governance standards relating to the independence of our directors, we choose to define an “independent” director in accordance with the NASDAQ Capital Market’s requirements for independent directors (Marketplace Rule 5605(a)(2)), which includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. One member of the Company’s Board of Directors -- William Mills -- if elected, will be considered an “independent director” as such term is defined in NASDAQ Rule 4200(a)(15).

Further information about the Company’s corporate governance practices, the responsibilities and functioning of the Board and its committees, director compensation and related party transactions is found throughout this Proxy Statement.

If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve. The Company’s directors are elected by a plurality vote. Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received for the election of the two nominees named above. The directors elected will serve one-year terms until the next Annual Meeting of Shareholders and their respective successors are elected or appointed and qualified.

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BOARD OF DIRECTORS AND COMMITTEES

Election and Meetings

Directors currently hold office until the next Annual Meeting of Shareholders and until their successors have been elected or appointed and duly qualified. Executive officers are appointed by the Board of Directors and hold office until their successors are appointed and duly qualified. Vacancies on the Board which are created by the retirement, resignation or removal of a director may be filled by the vote of the remaining members of the Board, with such new director serving the remainder of the term or until his/her successor shall be elected and qualify.

The Board of Directors is elected by and is accountable to our shareholders. The Board establishes policy and provides strategic direction, oversight, and control. The Board met two times during fiscal year 2014. All directors attended 100 percent of the meetings of the Board.

Board of Directors Meetings and Subcommittees.

Meetings. Our Board of Directors held several meetings during the fiscal year ended December 31, 2013. All board actions were completed through unanimous written consents.

Audit Committee and Financial Expert. Our Board of Directors (the “Board”) does not have a separate audit committee. Although Mr. Wade (a member of the Board) has the qualifications of an “audit committee financial expert” as defined in Item 407(d)(5), Mr. Wade would not be deemed independent since he is an employee of the Company. At this point, we do not intend to establish a separate audit committee as this function will be performed by our full Board of Directors.

Compensation Committee. As all our executive officers are currently under employment agreements or are at-will employees, we do not have a separate compensation committee. We do not currently intend to establish a separate compensation committee as this function will be performed by our full Board of Directors.

Nominating Committee. We do not currently have a separate nominating committee as this function is performed by our full Board of Directors.

Director Independence; Board Leadership Structure

The Company’s common stock is quoted through the OTC Bulletin Board System. For purposes of determining whether members of the Company’s Board of Directors are “independent,” the Company’s Board utilizes the standards set forth in the NASDAQ Stock Market Marketplace Rules. At present, the Company’s entire Board serves as its Audit, Compensation and Nominating Committees. The Company’s Board of Directors has determined that, of the Company’s present directors, William Mills, constituting one of the two members of the Board, is an “independent director,” as defined under NASDAQ’s Marketplace Rules, for purposes of qualifying as independent members of the Board and an Audit, Compensation and Nominating Committee of the Board, but that Richard Wade is not an “independent director” since he serves as executive officer of the Company. In reaching its conclusion, the Board determined that Mr. Mills does not have a relationship with the Company that, in the Board’s opinion, would interfere with his exercise of independent judgment in carrying out the responsibilities of a director, nor does Mr. Mills have any of the specific relationships set forth in NASDAQ’s Marketplace Rules that would disqualify him from being considered an independent director.

Currently, Mr. Richard Wade serves as both Chairman of the Board and Chief Executive Officer. As noted above, Mr. William Mills is the sole independent director.

The Company’s Board of Directors is of the view that the current leadership structure is suitable for the Company at its present stage of development, and that the interests of the Company are best served by the combination of the roles of Chairman of the Board and Chief Executive Officer.

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As a matter of regular practice, and as part of its oversight function, the Company’s Board of Directors undertakes a review of the significant risks in respect of the Company’s business. Such review is conducted in concert with the Company’s in-house legal staff, and is supplemented as necessary by outside professionals with expertise in substantive areas germane to the Company’s business. With the Company’s current governance structure, the Company’s Board of Directors and senior executives are, by and large, the same individuals, and consequently, there is not a significant division of oversight and operational responsibilities in managing the material risks facing the Company.

Code of Ethics

We have adopted a Code of Ethics that applies to our Principal Executive Officer, Principal Accounting Officer and other persons performing executive functions, as well as all other employees and directors of the Company and its subsidiaries. Our Code of Ethics is filed as Exhibit 14.1 to our 2013 10-K Report, and is also available at our Internet website located at http://www.vcsy.com/investor.

We have established a Code of Business Ethics that applies to our officers, directors and employees. The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes- Oxley Act of 2002 and the rules promulgated thereunder. We will post on our website www.vcsy.com any amendments to or waivers from a provision of our Code of Business Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and that relates to any element of the Code of Business Ethics.

Risk Oversight

Our Board has overall responsibility for the oversight of risk management at our Company. Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its Committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.

Our Board has general oversight responsibility for risk at our Company, and oversees risks related to corporate governance, generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment and risk management The Board also focuses on the management of financial risk exposure and oversees financial statement compliance and control environment risk exposure overseeing policies with respect to financial risk assessment and considers financial risk management including, risks relating to liquidity, access to capital and macroeconomic trends and risks. The Board oversees the management of risks arising from our compensation policies, and programs related to assessment, selection, succession planning, training and development of executives of the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

EXECUTIVE COMPENSATION

Compensation for our key executives is comprised of three main components: base salary, annual performance-based cash bonus and long-term equity awards. We do not target a specific weighting of these three components or use a prescribed formula to establish pay levels. Rather, the board of directors considers changes in the business, external market factors and our financial position each year when determining pay levels and allocating between long-term and current compensation for the named executive officers.

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Cash compensation is comprised of base salary and an annual performance-based cash bonus opportunity. The board of directors generally seeks to set a named executive officer’s targeted total cash compensation opportunity within a range that is the average of the applicable peer company and/or general industry compensation survey data, adjusted as appropriate for individual performance and internal pay equity and labor market conditions.

Where we have included an equity component as part of our compensation package, we do so because we believe that equity-based compensation aligns the long-term interests of our named executive officers with those of stockholders.

These cash and equity compensation components of pay are supplemented by various benefit plans that provide health benefits, which are substantially the same as the benefits provided to all of our U.S. based employees. The Company also provides life, accident, and disability voluntary benefit plans, which are plans where employees generally make most or all of the contributions toward the respective benefit plan.

The below table shows information of compensation of the named officers for the fiscal years ended December 31, 2012 and December 31, 2013:

	Annual Compensation					Long-Term Compensation
						Awards		Payouts

Name and Principal Position	Year	Salary		Bonus(6)	Other Annual Compensation	Restricted Stock Award(s)	Options / SARs	LTIP Payouts	All Other Compen- sation
	($)	($)		($)	($)	($)	(#)	($)	($)
Richard Wade(1)	2013	$300,000	(1)	-	-	-	-	-	-
President and Chief Executive Officer	2012	$300,000		-	-	-	-	-	-

Freddy Holder (2)	2012	$140,500		-	-	-	-	-	-
Chief Financial Officer	2013	-		-	-	-	-	-	-

Luiz Valdetaro (3)	2013	$200,000		-	-	-	-	-	-
Chief Technology Officer	2012	$200,000		-	-	-	-	-	-

Laurent Tetard (4)	2013	$165,000		-	-	-	-	-	-
Chief Operating Officer-SaaS	2012	$163,750		-	-	$13,500	-	-	-

_____________

No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2013 or 2012.

(1)	Mr. Wade deferred $881,688 of salary earned during the period from 2002 through 2008, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012 and 2013, the Company accrued unpaid salary for Mr. Wade of $63,500 and $37,500, respectively.
(2)

Mr. Holder began to serve as our Chief Financial Officer on December 6, 2010. In December 2010, we issued 600,000 shares of VCSY common stock to Mr. Holder pursuant to a restricted stock agreement whereby the shares vest in equal installments over a three year period. Of these shares, 200,000 had vested at December

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31, 2011. Mr. Holder resigned in August of 2012 and the remaining 400,000 shares were forfeited. In 2012, Mr. Holder deferred $46,500 of salary. Mr. Holder continues to provide accounting services to the Company.
(3)	Mr. Valdetaro deferred $467,071 of salary earned during the period from 2002 through 2007, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012 and 2013, the Company accrued unpaid salary for Mr. Valdetaro of $41,667 and $66,667, respectively.
(4)	Prior to 2012, Mr. Tetard served as the Executive Vice President of International Operations of NOW Solutions. Mr. Tetard deferred $98,438 of salary earned during the period from 2002 through 2007, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012, the Company accrued unpaid salary for Mr. Tetard of $20,625. Pursuant to a restricted stock agreement with the Company in March 2012, Mr. Tetard was granted 600,000 unregistered shares of VCSY common stock (at a fair market value of $13,500 based upon the total number of shares issued and the share price on the date of the issuance), vesting in equal installments over a two-year period, of which 400,000 shares had vested as of December 31, 2013, and an additional 200,000 had vested as of April 15, 2014. Mr. Tetard was also given 15,000 shares of Series B Preferred Shares of VHS which vest over a two year period in equal installments (at a fair market value which is nominal).

No options or warrants held by executive officers or directors were granted or exercised during the fiscal years ended

December 31, 2013 and 2012.

In December 2001, we executed an employment agreement with Richard Wade pursuant to which Mr. Wade serves as Chief Executive Officer and President of the Company. The agreement currently renews on annual basis unless terminated by either party. Under the agreement, Mr. Wade receives an annual base salary of $300,000 In the event the agreement is terminated by Mr. Wade’s death, his estate shall be entitled to compensation accrued to the time of death plus the lesser of one year’s base compensation or the compensation due through the remainder of the employment term. In the event of termination by the Company without cause, Mr. Wade would receive base compensation for the remainder of the employment term.

In January 2012, we executed an employment agreement with Luiz Valdetaro to serve as Chief Technology Officer of the Company and its subsidiaries. The initial term of the agreement was 2 years and renews on annual basis unless terminated by either party. Under the agreement, Mr. Valdetaro receives an annual base salary of $200,000. In the event the employment agreement is terminated by Mr. Valdetaro’s death, his estate shall be entitled to compensation accrued to the time of death plus the lesser of one year’s base compensation or the compensation due for the lesser of 12 months or through the remainder of the employment term. In the event of termination by the Company without cause, Mr. Valdetaro would receive base compensation for no less than six months of the remainder of the employment term. Mr. Valdetaro may also terminate his employment for good reason and shall be entitled to continued health insurance benefits and base compensation at the rate in effect at the time of his termination for good reason through the end of twelve months after which his employment is terminated for good reason.

In February 2012, we executed an employment agreement with Laurent Tetard to serve as Chief Operating Officer-SaaS of the Company and its subsidiaries. The initial term of the agreement was 2 years and renews on annual basis unless terminated by either party. Under the agreement, Mr. Tetard receives an annual base salary of $165,000. In the event the employment agreement is terminated by Mr. Tetard’s death, his estate shall be entitled to compensation accrued to the time of death plus the lesser of one year’s base compensation or the compensation due for the lesser of 12 months or through the remainder of the employment term. In the event of termination by the Company without cause, Mr. Tetard would receive base compensation for no less than six months of the remainder of the employment term. Mr. Tetard may also terminate his employment for good reason and shall be entitled to continued health insurance benefits and base compensation at the rate in effect at the time of his termination for good reason through the end of twelve months after which his employment is terminated for good reason. In connection with the employment agreement, the Company issued Mr. Tetard 600,000 shares of its common stock at a fair market value of $13,500 and VHS issued 15,000 shares of Series B Preferred Stock of VHS at a fair market value which is nominal.

All executives are entitled to an annual bonus from a bonus pool for executives equal to 5% of the Company taxable income before net operating loss deduction and special deductions from the federal tax return filed. Each executive’s share of the bonus pool is equal to the percentage of their annual base compensation to the total of the combined annual base compensation of all executives in the pool.

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Outstanding Equity Awards

The below table shows information of outstanding equity awards of the named officers at the end of 2013:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2013)
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) non- exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity ncentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Valueof Unearned Shares, Units or Other Rights That Have Not Vested ($)
Laurent Tetard COO-SaaS(1)	-	-	-	-	-	200,000	4,500	-	-

(1)	Pursuant to a restricted stock agreement with the Company, Mr. Tetard was issued 600,000 unregistered shares of VCSY common stock (at a fair market value of $13,500 in February 2012, based upon the total number of shares issued and the share price on the date of the issuance), vesting in equal installments over a two-year period, of which 400,000 shares had vested at December 31, 2013 and an additional 200,000 shares had vested at April 15, 2014.

Narrative Disclosure to Outstanding Equity Awards at Fiscal Year End Table

Stock Option Plan. The Company has no formal stock option plan and has issued no stock options or warrants to any employees or to any other parties and do not have any stock options outstanding.

Stock Awards. The common stock issued to Mr. Tetard was issued on the same terms as the stock issued to other employees of the Company and its subsidiaries. The Company’s restricted stock agreements generally provide for the stock to vest over a 1 or 3 year period. In the event the employee is terminated without cause, a portion of the remaining unvested stock will vest on a pro-rata basis.

COMPENSATION OF DIRECTORS

We do not pay any compensation to our employee directors for their service on the Board. However, we do pay our non-employee directors as indicated below.

The below table provides compensation for all non-employee directors in 2013:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	(#)	($)

William Mills	42,000		-	-	-	-	42,000

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Narrative Disclosure to Director Compensation Table

Non-employee directors are entitled to receive $3,500 per month in 2013 and 2012.

Reimbursement of Expenses

The Company reimburses travel expenses of members for their attendance at Board meetings.

Compensation Risks Assessment

As required by rules adopted by the SEC, management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

2014 Compensation

The Company did not have an annual shareholders meeting in 2014. As a result, the Company is holding the Annual Meeting on February 25, 2015 in conjunction with the Annual Report filed for the period ended December 31, 2013. The Company has elected to include further disclosure with respect to executive compensation for the fiscal period ended December 31, 2014 (please see Appendix II). The executive compensation set forth in Appendix II will also be reflected in the Annual Report for the fiscal period ended December 31, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the shares of common stock as of January 15, 2015, by each of our directors and executive officers and any person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock. The table also shows the beneficial ownership of our stock by all directors and executive officers as a group. The table includes the number of shares subject to outstanding options and warrants to purchase shares of common stock. The percentages are based on 999,735,151 shares of common stock outstanding as January 15, 2015, together with options, warrants or other securities convertible or exchangeable by the beneficial owners into shares of common stock within 60 days of January 15, 2015.

Title of Class	Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percent of Class
Common	Richard Wade	75,042,716	(2)	7.51%
Common	William K. Mills	283,333	(3)	*
Common	All Directors and Executive Officers as a group (2 persons)	75,326,049		7.54%

___________________________

*    Less than 1%.

(1)	The address of each director and officer is c/o Vertical Computer Systems, Inc., 101 West Renner Road, Suite 300, Richardson, TX 75082.

(2)	Includes 72,122,560 shares owned by MRC- MRC has pledged 57,000,000 common shares as collateral to secure various promissory notes issued in the aggregate principal amount of approximately $1,286,946. Of these pledged shares, we are currently obligated to reimburse MRC with 1,309,983 common shares in connection with the payment of a $96,946 note issued in February 2008 to a third party lender and are currently pursuing our rights to recover damages concerning 1,500,000 shares held or sold by the lender. In addition, Mr. Wade and MRC have personally guaranteed the payment of $275,000 Note issued in March

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2012 whereby, Mr. Wade and MRC are obligated to sell common shares owned by Wade and/or MRC in the event payments are not made. In October 2013, MRC transferred 1,000,000 shares to a third party lender in connection with a $100,000 loan, which the company is obligated to reimburse MRC with in October 2014. Mr. Wade is the President and CEO of the Company. MRC is a corporation controlled by the W5 Family Trust and Mr. Wade is the trustee of the W5 Family Trust.

(3)	Includes 33,333 shares of VCSY common stock owned by Parker Mills. William Mills is a Director of the Company and a partner of Parker Mills.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to it, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with during 2013.

Certain Relationships and Related Transactions

In July 2011, the Company and Robert Farias, an employee of the Company, agreed to cancel $364,679 of outstanding debt owed to Mr. Farias and in exchange for such cancellation; the Company issued two notes with principal of $274,679 and $90,000, respectively. Beginning February 1, 2012, the interest rate increased to 10% on the outstanding balance of principal and accrued interest accrued through January 31, 2012 under the respective note. Also in February 2012, NOW Solutions granted Mr. Farias a junior security interest in all of its assets to secure the obligations under the $274,679 note in consideration of a personal guarantee made by Mr. Farias to secure the obligations under a note in the principal amount of $105,300 issued to Lakeshore Investment, LLC for a loan to NOW Solutions. Mr. Farias resigned as an employee on December 31, 2012. On January 9, 2013, the Company paid off these notes owed to Robert Farias and the security interest granted to Robert Farias was cancelled.

In August 2013, Luiz Valdetaro, on behalf of the Company, transferred 1,000,000 unrestricted shares of our common stock owned by Mr. Valdetaro to Lakeshore in exchange for an extension to having common shares of NOW Solutions returned, representing a 25% interest the Company was obligated to transfer to Lakeshore. The fair-market value of these shares was valued at $47,000. Also in August 2013, in connection with the transfer, the Company entered into an indemnity and reimbursement agreement to reimburse Mr. Valdetaro with 1,000,000 shares of our common stock within one year and pay for all costs associated with the transfer of shares to Lakeshore and the reimbursement of shares to Mr. Valdetaro. Mr. Valdetaro is the Chief Technology Officer of the Company.

In October 2013, MRC pledged 1,000,000 shares of our common stock to secure a $50,000 loan made to the Company by a third party lender. MRC is a corporation controlled by the W5 Family Trust. Mr. Wade, the President and CEO of the Company, is the trustee of the W5 Family Trust. The Company is obligated to replace these shares if these shares are transferred to the lender. This note is currently in default and therefore these shares have been classified as a derivative liability as of December 31, 2013 became past due. The initial fair value of these shares was determined to be $72,000 as of December 9, 2013.

Also in in October 2013, MRC transferred 1,000,000 unrestricted shares of our common stock owned by MRC to a third party lender in connection with a $100,000 loan to the Company. The fair-market value of these shares was valued at $85,000. Also in October 2013, in connection with the transfer, the Company entered into an indemnity and reimbursement agreement to reimburse MRC with 1,000,000 shares of our common stock within one year and pay for all costs associated with the transfer of shares to the lender and the reimbursement of shares to MRC.

As of December 31, 2013, the Company had accounts payable to two employees in an aggregate amount of $23,594. The payables are unsecured, non-interest bearing and due on demand.

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PROPOSAL NO. 2

AMEND THE CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The affirmative vote of a majority of the 998,985,151 shares issued and outstanding of the Common Stock and Preferred Stock voting on an as converted basis, is required for the approval of the proposal to amend the Company’s Certificate of Incorporation and effect the increase in the authorized shares of the Company’s common stock, par value $.001 per share, from 1,000,000,000 to 2,000,000,000.

The Certificate of Amendment of Certificate of Incorporation to the Company's Certificate of Incorporation that reflects the increase in the authorized common stock is attached hereto as Appendix I. The increase in the authorized common stock will become effective upon the filing of the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable following shareholder approval of this proposal.

As of January 15, 2015, the Company had 999,735,151 shares of common stock issued and outstanding. The Company also has 48,500 Series A Preferred Stock issued and outstanding. The holders of the Series A Preferred Stock are entitled to vote on an as converted basis. There are 1,023,985,150 shares of common stock eligible to vote on a fully diluted basis which includes the following: (i) 999,735,151 shares of common stock issued and outstanding; (ii) 24,250,000 shares of Common Stock for the Series A Preferred Stock. Therefore, on a fully-diluted basis, the Company is not able to convert the Series A Preferred Stock in its entirety, which requires us to seek approval to increase the authorized number of shares of common stock.

In addition, as of January 15, 2015, we have determined that we currently have (i) the following shares of common stock issued, and (ii) outstanding shares of preferred stock which are convertible into the shares of common stock indicated below and a contractual commitment to issue the shares of common stock indicated below:

999,735,151	Common Stock Granted and Outstanding
4,309,983	Common Shares Company Is Obligated to Reimburse to officers of the Company for pledged shares sold and transferred on the Company’s behalf
24,250,000	Common Shares convertible from Preferred Series A Stock (48,500 shares outstanding)
27,274	Common Shares convertible from Preferred Series B Stock (7,200 shares outstanding)
5,000,000	Common Shares convertible from Preferred Series C Stock (50,000 shares outstanding)
94,700	Common Shares convertible from Preferred Series D Stock (25,000 shares outstanding)
1,033,417,108	Total Common Shares Outstanding and Accounted For/Reserved

In addition, the Company has $30,000 in an outstanding convertible debenture that had been issued to a third party.

Accordingly, given the fact that the Company currently has 1,000,000,000 shares of common stock authorized, on a fully diluted basis the Company would exceed its authorized shares of common stock by approximately 34,000,000 shares if all of the financial instruments described in the table above were exercised or converted into shares of common stock (which does not include the shares that would be converted from the $30,000 outstanding debenture noted above). The Board currently is authorized to issue any shares of common stock.

Reason for Increase

The primary reason for the increase is to avoid any liability relating to the conversion of the preferred stock, derivative liabilities and contractual obligation set forth above. The Board would not be authorized to issue such shares upon such conversion and the Company would therefore be liable to any holders of the preferred stock of the Company that is convertible into common stock pursuant to the terms of the applicable agreements.

Further, in order to permit the Company to raise capital or issue its common stock for any other business purposes, the Company needs to increase the number of shares of its authorized common stock for issuance under its Certificate of Incorporation. As a result of the increase in authorized common stock, the Company will be able to issue shares from

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time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

The Company is at all times investigating additional sources of financing which the board of directors believes will be in the Company’s best interests and in the best interests of the Company’s shareholders. While the Company hopes to raise money in the near future, it currently has no plans, arrangements or understandings for the issuance of additional shares at the present time.

In order to permit the Company to raise capital or issue its common stock for other business purposes, the Company needs to increase the number of shares of its authorized common stock for issuance under its Certificate of Incorporation. As a result of the increase in authorized common stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

Effects of Increase

With an increase in the Company’s authorized common shares, the board of directors will be able to issue those additional shares without the approval of the Company’s shareholders, except as may be required by applicable law. In general, the issuance of any new shares of common stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized common stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company's authorized common stock be utilized as an anti-takeover measure.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2 TO AMEND CERTIFICATE OF INCOPORARTION AND TO EFFECT AN INCREASE OF THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 2,000,000,000 SHARES.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below.  We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

Our overall goal for the executive compensation program is to attract, motivate, and retain a talented and creative team of executives who will provide leadership for our success in very competitive markets in a competitive industry.  The Company seeks to accomplish this goal in a way that rewards performance and that is aligned with shareholders’ long-term interests.  We believe that our executive compensation program, which utilizes both short-term and long-term equity awards, satisfies this goal and is strongly aligned with the long-term interest of our shareholders. The Company did not have a Compensation Committee during fiscal 2013 or 2014.

The Company requests shareholder approval of the compensation of the Company’s Named Executive Officers as disclosed pursuant to the Securities and Exchange Commission’s compensation rules (which include the narrative disclosures that accompany the compensation tables).

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As an advisory vote, this proposal is not binding upon the Company.  However, Board, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

Vote Required

Approval of Proposal No. 3 requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition.  Abstentions and broker non-votes will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

The Company is providing shareholders an advisory vote to approve how often the Company votes on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years.   We believe that our compensation policies and procedures align with the Company’s strategic objectives and the long-term interests of our shareholders.  Our compensation program is guided by the philosophy that total executive compensation should vary based on achievement of goals and objectives, both individual and corporate, and should be focused on long-term strategies to build stockholder value.   We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

The Board will generate an executive compensation program, which is intended to reward named executive officers for sustaining our financial and operating performance and leadership excellence, along with the limited use of executive perquisites and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

This Proposal No. 4 provides shareholders with the opportunity to cast an advisory vote on how often the Company should include a “say-on-pay” vote in its proxy materials for future annual shareholder meetings (or a special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting).  Under this Proposal No.4, shareholders may vote to have the say-on-pay vote every three years, or they may abstain.

We believe that say-on-pay votes should be conducted every three years. This is the first year that shareholders are provided with the opportunity to cast a say-on-pay vote, and the Compensation Committee, which administers our executive compensation program, values the opinions expressed by shareholders and will consider the outcome of these votes in making its decisions on executive compensation in the future.

Vote Required

The option of “one year,” “two years,” or “three years” which receives the highest number of votes will be the option recommended by the shareholders.  Abstentions and broker non-votes will not affect the outcome of this approval.

Recommendation of the Board

The Board recommends that shareholders vote to hold say-on-pay votes EVERY THREE YEARS (as opposed to every one year or every two years).

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PROPOSAL NO. 5

RATIFICATION OF SELECTION OF MALONE BAILEY, LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Board has selected Malone Bailey, LLP (“Malone Bailey”) as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2014 and has further directed that management submit the selection of our Independent Registered Public Accounting Firm for ratification by the shareholders at the Annual Meeting. Malone Bailey has audited the Company’s financial statements since September 2006. Representatives of Malone Bailey are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require shareholder ratification of the selection of Malone Bailey as the Company’s Independent Registered Public Accounting Firm. However, the Board is submitting the selection of Malone Bailey to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Malone Bailey. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accounting Firm Fees

Audit Fees. Audit services consist of the audit of the annual consolidated financial statements of us, and other services related to filings and registration statements filed by us and our subsidiaries and other pertinent matters. The aggregate fees billed for professional services rendered by our principal accounting firm of MaloneBailey were $82,273 and $72,000 for the audit of our annual financial statements for 2013 and 2012, which included the reviews of the financial statements in our Forms 10-Q for the applicable fiscal years.

Tax Fees, Audit Related Fees, and All Other Fees. Malone Bailey had not provided any consulting services (including tax consulting and compliance services or any financial information systems design and implementation services) to us in fiscal years 2013 and 2012. Subsequent to year end, Malone Bailey was engaged to perform tax compliance services for the Company.

The Board considered and authorized all services provided by Malone Bailey.

Auditor Independence

The Board considered that the work done for us in fiscal 2013 by Malone Bailey was compatible with maintaining Malone Bailey’s independence.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

We have reviewed and discussed with management our audited financial statements as of and for the fiscal year ended December 31, 2013. We have discussed with our independent registered public accountant, Malone Bailey, LLP, the matters that are required to be discussed by U.S. Auditing Standards as established by the Auditing Standards Board of the American Institute of Certified Public Accountants, which includes a review of the findings of the independent registered public accountant during its examination of our financial statements.

21

We have received and reviewed written disclosures and the letter from Malone Bailey, LLP, which is required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and we have discussed with Malone Bailey, LLP their independence under such standards. We have concluded that the independent registered public accountant is independent from us and our management.

Based on our review and discussions referred to above, we have recommended that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

Submitted by the Board of Directors:

Richard Wade

William Mills

Vote Required

Approval of the appointment of the Independent Registered Public Accounting Firm requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE SELECTION OF MALONE BAILEY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 6

OTHER MATTERS

Shareholder Proposals

Proposals by shareholders for possible inclusion in the Company’s proxy materials for presentation at the next Annual Meeting of Shareholders must be received by the Secretary of the Company no later than (x) not later than the close of business on the Ninetieth (90th) day, nor earlier than the close of business on the One Hundred and Twentieth (120th) day in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 70 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the thirtieth 30th day following the date of public disclosure by the Company of the date of such meeting. All shareholder proposals must contain the information required in accordance with the Company’s Bylaws and as required by the SEC. For the purposes of this Annual Meeting, the Board will accept shareholder proposals through February 15, 2015.

A shareholder’s notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person on the date of such shareholder’s notice, and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor statute thereto (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Company’s (or its agent’s) books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominee(s), (B) the class and number of shares of the Company which are beneficially owned by such shareholder on the date of such shareholder’s notice, and (C) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the shareholder and each nominee and other person or persons (naming such person or persons) pursuant to

22

which the nomination or nominations are to be made by the shareholder. Upon reasonable request, the Company shall waive such requirements for this Annual Meeting.

Communications to the Board of Directors

Our Board of Directors maintains a process for shareholders and interested parties to communicate with the Board. Shareholders may write to the Board of Directors, c/o Richard Wade, Chief of Executive Officer, Vertical Computer Systems, Inc., 101 W. Renner Road, Suite 300, Richardson, TX 75082. Communications addressed to individual Board members and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the individual addressees. Any communications addressed only to the Board of Directors and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the Nominating Committee.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC’s Internet website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by writing, e-mailing, or telephoning us at the following address, e-mail address or phone number:

Vertical Computer Systems, Inc.

101 W. Renner Road, Suite 300

Richardson, Texas, 75082

Attention: Richard Wade, Chief Executive Officer

ir@vcsy.com; (972) 537-5200

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANAURY __, 2015. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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PROXY – VERTICAL COMPUTER SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF VERTICAL COMPUTER SYSTEMS, INC.

Richard S. Wade or William K. Mills, or any of them, each with the power of substitution, are hereby authorized to represent and vote on the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the annual meeting of shareholders to be held on February 25, 2015, and any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directions are given, this proxy will be voted for the matters set forth below. The proxy holders named will vote in their discretion on any other matter that may properly come before the meeting.

1. ELECTION OF THREE DIRECTORS – The Board of Directors recommends a vote FOR the listed nominees.

	FOR	WITHHOLD
Richard Wade	[ ]	[ ]
William Mills.	[ ]	[ ]

2.	ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASED OF THE AUTHORIZED SHARES OF COMMON STOCK FROM 1,000,000,000 TO 2,000,000,000. The Board of Directors recommends a vote FOR the proposal

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	RESOLVED, THAT THE SHAREHOLDERS OF VERTICAL COMPUTER SYSTEMS, INC. APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING TO BE HELD FEBRUARY __, 2015, PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION AND THE CORRESPONDING NARRATIVE DISCLOSURE AND FOOTNOTES. The Board of Directors recommends a vote FOR the resolution.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	RESOLVED, THAT THE HIGHEST NUMBER OF VOTES CAST BY THE SHAREHOLDERS OF VERTICAL COMPUTER SYSTEMS, INC. FOR THE FOLLOWING OPTIONS SHALL BE THE PREFERRED FREQUENCY WITH WHICH VERTICAL COMPUTER SYSTEMS, INC. IS TO HOLD AN ADVISORY VOTE ON THE APPROVAL OF THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS INCLUDED IN THE PROXY STATEMENT: (A) YEARLY, OR (B) EVERY TWO YEARS OR (C) EVERY THREE YEARS. The Board of Directors recommends such a vote be held every three years (triennially).

24

Annually	Bi-Annually	Tri-Annually	Abstain
(1 Year)	(2 Years)	(3 Years)

FOR	FOR	FOR
[ ]	[ ]	[ ]	[ ]

5.	RATIFICATION OF SELECTION OF MALONE BAILEY, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY. The Board of Directors recommends a vote FOR the proposal.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.	In their discretion, to transact such other business as may properly come before the meeting and any adjournments thereof.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

NOTE: The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (1) election of all of the nominees for directors designated by the board of directors; (2) amendment to certificate of incorporation; (3) approval of executive compensation; (4) for 3 years for Proposal 4, and (5) such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 [PLEASE SIGN WITHIN BOX]	Date	Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

25

APPENDIX I

[FORM OF]

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

VERTICAL COMPUTER SYSTEMS, INC.

Vertical Computer Systems, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: That pursuant to the recommendation of the Board of Directors of Vertical Computer Systems, Inc., the following resolution amending the Certificate of Incorporation of said corporation has been adopted by the vote of stockholders of said corporation holding a majority of the outstanding stock entitled to vote thereon. The resolution setting forth the amendment is as follows:

RESOLVED, that Article IV of the Certificate of Incorporation shall be amended to read in its entirety as follows:

"The aggregate number of shares which the Corporation shall have the authority to issue is: 2,000,000,000 shares of Common Stock having a par value of $.0000l per share ("Common Stock"'); 1,000,000 shares of Series "A" Preferred Stock having a par value of $.001 per share; 375,000 shares of Series "B" Preferred Stock having a par value of$.00 I per share; 375,000 shares of Series "C" Preferred Stock having a par value of $.00l per share; and 300,000 shares of Series "D" Preferred Stock having a par value of $.001 per share (collectively "Preferred Stock"). "

The Board of Directors is authorized subject to limitations prescribed by law and the provisions of this Article Fourth, to provide by resolution or resolutions for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable laws of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences and rights of the shares of any such series and the qualifications, limitations or restrictions thereof

SECOND: That these resolutions have been adopted by written consent of stockholders holding a majority of the outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Vertical Computer Systems, Inc., has caused this certificate to be signed by its President, this __th day of ________, 2015.

VERTICAL COMPUTER SYSTEMS, INC.
By:	Richard Wade, President and CEO

APPENDIX II

The below table shows information of compensation of the named officers for fiscal years ended December 31, 2013 and December 31, 2014 :

	Annual Compensation					Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary		Bonus(6)	Other Annual Compensation	Restricted Stock Award(s)	Options/ SARs	LTIP Payouts	All Other Comp- ensation

		($)		($)	($)	(#)	($)	($)	($)

Richard Wade(1)	2014	$300,000	(1)	-	-	-	-	-	-
President and	2013	$300,000		-	-	-	-	-	-
Chief
Executive Officer

Luiz Valdetaro (2)	2014	$200,000		-	-	-	-	-	-
Chief Technology	2013	$200,000		-	-	-	-	-	-
Officer

Laurent Tetard (3)	2014	$178,540		-	-	-	-	-	-
Chief Operating	2013	$165,000		-	-	-	-	-	-
Officer-SaaS

James Salz (4)	2014	$165,000			-	$3,200	-	-	-
Corporate	2013	$110,000		-	-	-	-	-	-
Counsel

_____________

No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2014 or 2013.

(1)	Mr. Wade deferred $881,688 of salary earned during the period from 2002 through 2008, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012, 2013, and 2014, the Company accrued unpaid salary for Mr. Wade of $63,500, $37,500, and $25,000 respectively.
(2)	Mr. Valdetaro deferred $467,071 of salary earned during the period from 2002 through 2007, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012, 2013, and 2014, the Company accrued unpaid salary for Mr. Valdetaro of $41,667, $66,667, and $41,667 respectively.
(3)	Prior to 2012, Mr. Tetard served as the Executive Vice President of International Operations of NOW Solutions. Mr. Tetard deferred $98,438 of salary earned during the period from 2002 through 2007, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012, 2013, and 2014., the Company accrued unpaid salary for Mr. Tetard of $20,625. Mr. Tetard was granted 600,000 unregistered shares of VCSY common stock (at a fair market value of $13,500 based upon the total number of shares issued and the share price on the date of the issuance), vesting in equal installments over a two-year period, of which 600,000 shares had vested as of December 31, 2014. Mr. Tetard was also granted 15,000 shares of Series B Preferred Shares of VHS which vest over a two year period in equal installments (at a fair market value which is nominal).

1

(4)	Mr. Salz deferred $185,914 of salary earned during the period from 2002 through 2007, as adjusted in connection with an agreement to defer payroll claims between the Company and certain employees of the Company executed in 2010. For 2012, 2013, and 2014, the Company accrued unpaid salary for Mr. Salz of $27,498, $55,000, and $73,336, respectively. Pursuant to a restricted stock agreement with the Company in March 2012, Mr. Salz was granted 600,000 unregistered shares of VCSY common stock (at a fair market value of $10,200) based upon the total number of shares issued and the share price on the date of the issuance), vesting in equal installments over a two-year period, of which 600,000 shares had vested as of December 31, 2014. Mr. Salz was also granted 15,000 shares of Series B Preferred Shares of VHS which vest over a two year period in equal installments (at a fair market value which is nominal). Mr. Salz was granted 200,000 shares of unregistered shares of VCSY common stock (at a fair market value of $3,200 based upon the total number of shares issued and the share price on the date of the issuance) that have vested.

No options or warrants held by executive officers or directors were granted or exercised during the fiscal years ended

December 31, 2014 and 2013.

In December 2001, we executed an employment agreement with Richard Wade pursuant to which Mr. Wade serves as Chief Executive Officer and President of the Company. The agreement currently renews on annual basis unless terminated by either party. Under the agreement, Mr. Wade receives an annual base salary of $300,000 In the event the agreement is terminated by Mr. Wade’s death, his estate shall be entitled to compensation accrued to the time of death plus the lesser of one year’s base compensation or the compensation due through the remainder of the employment term. In the event of termination by the Company without cause, Mr. Wade would receive base compensation for the remainder of the employment term.

In January 2012, we executed an employment agreement with Luiz Valdetaro to serve as Chief Technology Officer of the Company and its subsidiaries. The initial term of the agreement was 2 years and renews on annual basis unless terminated by either party. Under the agreement, Mr. Valdetaro receives an annual base salary of $200,000. In the event the employment agreement is terminated by Mr. Valdetaro’s death, his estate shall be entitled to compensation accrued to the time of death plus the lesser of one year’s base compensation or the compensation due for the lesser of 12 months or through the remainder of the employment term. In the event of termination by the Company without cause, Mr. Valdetaro would receive base compensation for no less than six months of the remainder of the employment term. Mr. Valdetaro may also terminate his employment for good reason and shall be entitled to continued health insurance benefits and base compensation at the rate in effect at the time of his termination for good reason through the end of twelve months after which his employment is terminated for good reason.

In February 2012, we executed an employment agreement with Laurent Tetard to serve as Chief Operating Officer-SaaS of the Company and its subsidiaries. The initial term of the agreement was 2 years and renews on annual basis unless terminated by either party. Under the agreement, Mr. Tetard receives an annual base salary of $165,000. In the event the employment agreement is terminated by Mr. Tetard’s death, his estate shall be entitled to compensation accrued to the time of death plus the lesser of one year’s base compensation or the compensation due for the lesser of 12 months or through the remainder of the employment term. In the event of termination by the Company without cause, Mr. Tetard would receive base compensation for no less than six months of the remainder of the employment term. Mr. Tetard may also terminate his employment for good reason and shall be entitled to continued health insurance benefits and base compensation at the rate in effect at the time of his termination for good reason through the end of twelve months after which his employment is terminated for good reason. In connection with the employment agreement, the Company issued Mr. Tetard 600,000 shares of its common stock at a fair market value of $13,500 and VHS issued 15,000 shares of Series B Preferred Stock of VHS at a fair market value which is nominal.

All executives are entitled to an annual bonus from a bonus pool for executives equal to 5% of the Company taxable income before net operating loss deduction and special deductions from the federal tax return filed. Each executive’s share of the bonus pool is equal to the percentage of their annual base compensation to the total of the combined annual base compensation of all executives in the pool.

Outstanding Equity Awards

There were no outstanding equity awards of the named officers at the end of 2014

2

Narrative Disclosure to Outstanding Equity Awards at Fiscal Year End

Stock Option Plan. The Company has no formal stock option plan and has issued no stock options or warrants to any employees or to any other parties and do not have any stock options outstanding.

Stock Awards. The Company’s restricted stock agreements generally provide for the stock to vest over a 1 or 3 year period. In the event the employee is terminated without cause, a portion of the remaining unvested stock will vest on a pro-rata basis.

COMPENSATION OF DIRECTORS

We do not pay any compensation to our employee directors for their service on the Board. However, we do pay our non-employee directors as indicated below.

The below table provides compensation for all non-employee directors in 2014:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	(#)	($)

William Mills	42,000	-	-	-	-	-	42,000

Narrative Disclosure to Director Compensation Table

Non-employee directors are entitled to receive $3,500 per month in 2014 and 2013.

Reimbursement of Expenses

The Company reimburses travel expenses of members for their attendance at Board meetings.

Compensation Risks Assessment

As required by rules adopted by the SEC, management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

3

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Vertical Computer Systems, Inc. 101 W. Renner Road, Suite 300 Richardson, TX 75082 ATTN: Richard Wade, CEO
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote
FOR the following:				☐	☐	☐

1.	Election of Directors
Nominees

01	Richard S. Wade	02	William K. Mills

The Board of Directors recommends you vote FOR proposals 2 and 3.								For	Against	Abstain

2	Amendment of Certificate of Incorporation to increase authorized common stock from 1,000,000,000 to 2,000,000,000							☐	☐	☐

3	Advisory vote on approval of executive compensation							☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:								1 year	2 years	3 years

4	Advisory vote on the frequency of future advisory votes on executive compensation							☐	☐	☐

The Board of Directors recommends you vote FOR proposals 5 and 6.								For	Against	Abstain

5	To ratify the selection of Malone & Bailey, LLP as our independent registered public accountant for the year ended December 31, 2014							☐	☐	☐

6	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.							☐	☐	☐

NOTE: The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (1) election of all of the nominees for directors designated by the board of directors; (2) amendment to certificate of incorporation; (3) approval of executive compensation; (4) for 3 years for Proposal 4, and (5) such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]					Date		Signature (Joint Owners)	Date

0000224547_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

VERTICAL COMPUTER SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

THE UNDERSIGNED, revoking all previous proxies, hereby appoints RICHARD WADE and/or WILLIAM MILLS, as attorney, agent and proxy with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock and/ or the Series A Preferred Stock of Vertical Computer Systems, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on February 25, 2015 at 11:00 A.M. local time at the Company’s offices located at 101 W. Renner Road, Richardson, Texas 75082, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

0000224547_1 R1.0.0.51160